                                                                    Exhibit 99.5

    CASE NAME:                                Aerovox, Inc.                             INCOME STATEMENT
    CASE NUMBER:                              01-14680 jnf                              FOR MONTH ENDED:

                                                                         MONTH               MONTH               MONTH
                                                                     June 7-30, 2001      July 29, 2001      August 25, 2001
                                                                    -----------------  -------------------  -----------------
NET REVENUE (INCOME)                                                $      6,069,526   $        4,155,555
                                                                    -----------------  -------------------  -----------------

COST OF GOODS SOLD:

   Materials                                                               3,534,267            2,478,655
                                                                    -----------------  -------------------  -----------------

   Labor                                                                     576,110              405,280
                                                                    -----------------  -------------------  -----------------

   Manufacturing Overhead                                                  1,136,205              836,566
                                                                    -----------------  -------------------  -----------------

     COST OF GOODS SOLD AT STANDARD                                        5,246,582            3,720,500                  0
                                                                    -----------------  -------------------  -----------------

   Variances (favorable)/unfavorable                                          89,825              124,118
                                                                    -----------------  -------------------  -----------------

     ACTUAL COST OF GOODS SOLD                                             5,336,407            3,844,618                  0
                                                                    -----------------  -------------------  -----------------

GROSS PROFIT                                                                 733,118              310,936                  0
                                                                    -----------------  -------------------  -----------------

OPERATING EXPENSES:

   Selling and Marketing                                                     110,700               35,364
                                                                    -----------------  -------------------  -----------------

   R & D and Product Services                                                 81,407               98,181
                                                                    -----------------  -------------------  -----------------

   General and Administrative                                                209,932              125,201
                                                                    -----------------  -------------------  -----------------

     TOTAL OPERATING EXPENSES                                                402,039              258,746                  0
                                                                    -----------------  -------------------  -----------------

INCOME BEFORE INTEREST, DEPRECIATION
   TAXES, OR EXTRAORDINARY EXPENSES                                 $        331,079   $           52,190   $              0
                                                                    -----------------  -------------------  -----------------

INTEREST EXPENSE                                                             129,927              132,257
                                                                    -----------------  -------------------  -----------------

DEPRECIATION                                                                 307,781              281,044
                                                                    -----------------  -------------------  -----------------

INCOME TAX EXPENSE (BENEFIT)                                                       0                    0
                                                                    -----------------  -------------------  -----------------

OTHER INCOME (EXPENSE)                                                       256,848             (302,169)
                                                                    -----------------  -------------------  -----------------

     NET INCOME (LOSS)                                              $        150,219            ($663,280)  $              0
                                                                    -----------------  -------------------  -----------------

                                                                       MONTH                  MONTH              FILING
                                                                  September 29, 2001     October 27, 2001        TO DATE
                                                                 --------------------  -------------------  -----------------

NET REVENUE (INCOME)                                                                                        $     10,225,080
                                                                 --------------------  -------------------  -----------------

COST OF GOODS SOLD:

   Materials                                                                                                       6,012,922
                                                                 --------------------  -------------------  -----------------

   Labor                                                                                                             981,390
                                                                 --------------------  -------------------  -----------------

   Manufacturing Overhead                                                                                          1,972,770
                                                                 --------------------  -------------------  -----------------

     COST OF GOODS SOLD AT STANDARD                                                0                    0          8,967,083
                                                                 --------------------  -------------------  -----------------

   Variances (favorable)/unfavorable                                                                                 213,943
                                                                 --------------------  -------------------  -----------------

     ACTUAL COST OF GOODS SOLD                                                     0                    0          9,181,026
                                                                 --------------------  -------------------  -----------------

GROSS PROFIT                                                                       0                    0          1,044,055
                                                                 --------------------  -------------------  -----------------

OPERATING EXPENSES:

   Selling and Marketing                                                                                             146,064
                                                                 --------------------  -------------------  -----------------

   R & D and Product Services                                                                                        179,588
                                                                 --------------------  -------------------  -----------------

   General and Administrative                                                                                        335,133
                                                                 --------------------  -------------------  -----------------

     TOTAL OPERATING EXPENSES                                                      0                    0            660,785
                                                                 --------------------  -------------------  -----------------

INCOME BEFORE INTEREST, DEPRECIATION
   TAXES, OR EXTRAORDINARY EXPENSES                              $                 0   $                0   $        383,270
                                                                 --------------------  -------------------  -----------------

INTEREST EXPENSE                                                                                                     262,184
                                                                 --------------------  -------------------  -----------------

DEPRECIATION                                                                                                         588,825
                                                                 --------------------  -------------------  -----------------

INCOME TAX EXPENSE (BENEFIT)                                                                                               0
                                                                 --------------------  -------------------  -----------------

OTHER INCOME (EXPENSE)                                                                                               (45,322)
                                                                 --------------------  -------------------  -----------------

     NET INCOME (LOSS)                                           $                 0   $                0          ($513,061)
                                                                 --------------------  -------------------  -----------------